ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A	Ticker: EVOAX
Class C	Ticker: EVOCX
Class I	Ticker: EVOIX
Class N	Ticker: EVONX

(a series of Northern Lights Fund Trust)

Supplement dated October 16, 2014 to the Prospectus dated January 28, 2014

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The investment objective, principal investment strategies and principal risks of the Fund have not changed.

A portion of the amount allocated to the sub-adviser of the Fixed Income strategy may from time to time be held in cash.  Therefore, effective immediately, the following replaces the first sentence of the sixth paragraph in the sub-section titled “Principal Investment Strategies” within the section titled “Fund Summary” on page 4 of the Prospectus.

The adviser expects that less than 100%, typically 60-80%, of the Fund's total net assets will be allocated to Fixed Income Strategies as described below, a portion of which may be held in cash.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2014 and Statement of Additional Information (“SAI”), dated January 28, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.